UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 2, 2013

JUHL ENERGY, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-54080	20-4947667
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

1502 17th Street SE
Pipestone, MN		56164
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number including area code: (507) 777-4310

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

JUHL ENERGY, INC.

January 2, 2013

Item 5.03           Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 1, 2012, at an annual meeting of shareholders of Juhl Wind, Inc. (the “Company”), the shareholders passed a proposal to approve the filing of a Certificate of Amendment to the Company’s Certificate of Incorporation to change the name of the Company from Juhl Wind, Inc. to Juhl Energy, Inc. On December 18, 2012, the Company filed a Certificate of Amendment with the Secretary of State of the State of Delaware and a Certificate of Amendment of the Certificate of Amendment of the Certificate of Incorporation on December 20, 2012, and the name change became effective at the open of business on January 2, 2013. Shareholders may, but are not required to, surrender their Juhl Wind, Inc. stock certificates for issuance of stock certificates by Juhl Energy, Inc. There will be no change in the Company’s trading symbol, JUHL, on the OTC Bulletin Board.

Item 9.01           Financial Statements and Exhibits.

(d)           Exhibits:

No.                      Description

3.1	Certificate of Amendment of Certificate of Incorporation filed December 18, 2012 and Certificate of Amendment of Certificate of Amendment of Certificate of Incorporation filed December 20, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 2, 2013	JUHL ENERGY, INC.

	By:	/s/ John Mitola
John Mitola
President

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